PBHG INSURANCE SERIES FUND, INC.

                          SUPPLEMENT DATED MAY 28, 1999
                       To the Prospectus Dated May 1, 1999


         This Supplement updates certain information contained in the Prospectus. You should retain both this Supplement and the Prospectus for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-347-9256.

         Effective May 1, 1999, Jeffrey A. Wrona manages the PBHG Technology & Communications Portfolio. Prior to May 1, 1999, Mr. Wrona co-managed this Portfolio. A discussion of Mr. Wrona's prior business experience begins on page 23 of the Prospectus.

         Effective May 28, 1999, the Large Cap Growth Portfolio and the Select 20 Portfolio are managed by a team of investment professionals lead by Gary L. Pilgrim, CFA. Mr. Pilgrim has served as the Chief Investment Officer for the Adviser since 1990 and also serves as a Director of the Adviser.